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                                                                    Exhibit 23.1

                    CONSENT OF IDEPENDENT PUBLIC ACCOUNTANTS



As independent public accountants, we hereby consent to the incorporation of our reports, included in this Form 10-K, into the Company's previously filed Form S-8 Registration Statements File Nos. 333-21247 and 333-57717 and Form S-3 Registration Statement File No. 333-57567.


                                                         /s/ Arthur Andersen LLP


Philadelphia, Pa.,
March 30, 1999